UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BITNILE HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

BITNILE VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/NILE** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NILE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5 , 6 and 7.

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1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Milton C. Ault, III	☐	☐	☐	02 - William B. Horne	☐	☐	☐	03 - Henry Nisser	☐	☐	☐
04 - Robert O. Smith	☐	☐	☐	05 - Howard Ash	☐	☐	☐	06 - Jeffrey A. Bentz	☐	☐	☐
07 - Mordechai Rosenberg	☐	☐	☐								

	For	Against	Abstain		For	Against	Abstain
2. Approval of the ratification of Marcum LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐	3. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐
4. Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 1,250,000,000.	☐	☐	☐	5. Approval of the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.	☐	☐	☐
6. Approval of the acceleration of the vesting of certain unvested stock grants made in August of 2021 to current members of the Company's board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American.	☐	☐	☐	7. Approval of the BitNile Holdings, Inc. 2022 Stock Incentive Plan.	☐	☐	☐

1 U P X +

03P5RB

The 2022 Annual Meeting of Shareholders of BitNile Holdings, Inc., will be held on Wednesday, November 23, 2022 at 9:00 am PT, virtually via the internet at meetnow.global/M6VN6FT.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/NILE

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — BITNILE HOLDINGS, INC.

11411 Southern Highlands Parkway, Ste 240
Las Vegas, NV 89141
(949) 444-5464

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Milton C. Ault, III and William B. Horne, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Ault and Horne, or any one of them, to represent and to vote as designated below, all the shares of common stock of BitNile Holdings, Inc., held of record by the undersigned as of September 26, 2022, at the 2022 Annual Meeting of Stockholders to be held virtually, at 9:00 a.m. Pacific time, on November 23, 2022, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR 2, 3, 4, 5, 6 AND 7.

THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. **(IF YOU VOTE BY INTERNET, PLEASE DO NOT MAILBACK THIS PROXY CARD).**

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C Non-Voting Items

Change of Address — Please print new address below.

BITNILE VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5 , 6 and 7.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Milton C. Ault, III	☐	☐	☐
02 - William B. Horne	☐	☐	☐
03 - Henry Nisser	☐	☐	☐
04 - Robert O. Smith	☐	☐	☐
05 - Howard Ash	☐	☐	☐
06 - Jeffrey A. Bentz	☐	☐	☐
07 - Mordechai Rosenberg	☐	☐	☐

Proposal	For	Against	Abstain
2. Approval of the ratification of Marcum LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐
4. Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 1,250,000,000.	☐	☐	☐
5. Approval of the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.	☐	☐	☐
6. Approval of the acceleration of the vesting of certain unvested stock grants made in August of 2021 to current members of the Company's board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American.	☐	☐	☐
7. Approval of the BitNile Holdings, Inc. 2022 Stock Incentive Plan.	☐	☐	☐

1 U P X

03P5SB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — BITNILE HOLDINGS, INC.

11411 Southern Highlands Parkway, Ste 240
Las Vegas, NV 89141
(949) 444-5464

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Milton C. Ault, III and William B. Horne, or any one of them, as proxy, with full power to appoint substitutes, and hereby authorizes Messrs. Ault and Horne, or any one of them, to represent and to vote as designated below, all the shares of common stock of BitNile Holdings, Inc., held of record by the undersigned as of September 26, 2022, at the 2022 Annual Meeting of Stockholders to be held virtually, at 9:00 a.m. Pacific time, on November 23, 2022, and any adjournments or postponements thereof, and hereby ratifies all that said proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR 2, 3, 4, 5, 6 AND 7.

THE PROXY HOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. **(IF YOU VOTE BY INTERNET, PLEASE DO NOT MAILBACK THIS PROXY CARD).**

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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